UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08238

Morgan Stanley India Investment Fund, Inc.
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

John H. Gernon 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-0289

Date of fiscal year end:	December 31,

Date of reporting period:	June 30, 2018

Item 1 - Report to Shareholders

Morgan Stanley India Investment Fund, Inc.

Directors

Nancy C. Everett

Jakki L. Haussler

Joseph J. Kearns

Patricia Maleski

Fergus Reid

Advisory Directors

M.J. Marcel Vivian
Descroizilles

Ravindranath Santosh
Kumar Hazareesing

Mamode Izam Nathadkhan

Officers

John H. Gernon

President and Principal
Executive Officer

Francis J. Smith

Treasurer and Principal
Financial Officer

Timothy J. Knierim

Chief Compliance Officer

Mary E. Mullin

Secretary

Michael J. Key

Vice President

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square, Singapore 049481

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Stockholder Servicing Agent

Computershare Trust Company, N.A.
211 Quality Circle, Suite 210
College Station, Texas 77845

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call toll free 1 (800) 231-2608 or visit our website at www.morganstanley.com/im. All investments involve risks, including the possible loss of principal.

© 2018 Morgan Stanley.

INVESTMENT MANAGEMENT

Morgan Stanley
Investment Management Inc.
Adviser

Morgan Stanley India Investment Fund, Inc.
NYSE: IIF

Semi-Annual Report

June 30, 2018

CEIIFSAN
2196801 EXP 08.31.2019

Morgan Stanley India Investment Fund, Inc.

June 30, 2018

Table of Contents

Letter to Stockholders	3
Portfolio of Investments	5
Statement of Assets and Liabilities	7
Statement of Operations	8
Statements of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	11
Investment Advisory Agreement Approval	19
Portfolio Management	22
Investment Policy	23
Dividend Reinvestment and Cash Purchase Plan	27
Privacy Notice	28

Morgan Stanley India Investment Fund, Inc.

June 30, 2018

Letter to Stockholders (unaudited)

Performance

For the six months ended June 30, 2018, the Morgan Stanley India Investment Fund, Inc. (the "Fund") had total returns of -14.55%, based on net asset value, and -15.17% based on market value per share (including reinvestment of distributions), compared to its benchmark, the MSCI India Index (the "Index")*, which returned -7.51%. On June 30, 2018, the closing price of the Fund's shares on the New York Stock Exchange was $25.90, representing a 11.8% discount to the Fund's net asset value per share. Past performance is no guarantee of future results.

Factors Affecting Performance

•  In the six-month period, the Index was down 7.5% in U.S. dollar terms while the MSCI Emerging Markets Index was down 6.7%.

•  The Fund underperformed the Index in the reporting period. Stock selection and sector allocation both contributed to the underperformance.

•  At a sector level, our underweight allocations to the information technology and consumer staples sectors were the largest detractors from performance. Contributing to performance was our underweight allocation to the telecom sector.

•  Stock selection in the energy, industrials and information technology sectors detracted from performance.

Management Strategies

•  The macro narrative for India dominates and it is full of worries. The narrative in the markets today is that the emerging markets environment is very similar to 2013. The Federal Reserve is tightening again and many emerging market currencies are feeling the pressure from the reversal of portfolio flows. Many fear a redux of the "taper tantrum" situation of 2013, where countries with high current and fiscal deficits saw a run on their currencies. However, for most emerging markets including India, the fundamentals of the economy are in a much better position than they were in 2013.

•  Market performance and consensus view. The consensus view is of big macro concerns, and most India funds are positioned very defensively. The classic trade in this environment is to buy information technology (which are U.S. dollar earners, and hence benefit from a falling rupee) and consumer staples. Information technology, which is a structural underweight position for our portfolio, has done very well in this reporting period. These companies are U.S. dollar earners (exporters). Plus they are enjoying the benefit of a small cyclical uplift in a secular declining revenue pool (they have guided strong revenue growth for fiscal year 2019). However, they are very expensively priced for a declining revenue stream and we think their outperformance has more to do with the weaker rupee than anything else. In market environments in which growth is not rewarded (and tech is not growth), we expect to underperform. Such risk-off periods also coincide with mid-cap sell-offs in India, as risk aversion leads to a flight to large caps. But India is largely a growth market, and we expect this phase will be short-lived.

•  The difference versus 2013. In 2013, our portfolio had several outward-facing stocks (dollar earners) because the domestic growth story was also severely challenged. At that time, consumption was hit with persistently high inflation, and policy paralysis in the government had hit many infrastructure and industry sectors. This time we are quite excited about the domestic consumption story and see no compelling reasons to orient the portfolio outwards, though this positioning has not done well year-to-date in 2018.

Morgan Stanley India Investment Fund, Inc.

June 30, 2018

Letter to Stockholders (unaudited) (cont'd)

•  Micro uptick is durable and powerful. Over 2016 and 2017, the Indian economy went through two self-inflicted shocks, i.e., Demonetization and Goods and Services Tax (GST). These posed disruptions to the economy, particularly in the consumer sectors. In September-October 2017, the economy began to show signs of coming out of the shocks posed by these two events. Now, real GDP growth has actually inflected to a 7% handle for the last two quarters and we are seeing an improvement in the micro operating climate. Many high-frequency indicators that we track, such as passenger car sales, medium and heavy commercial vehicle sales, same store sales in the retail sector, etc., are showing positive inflections. When the quality of the domestic recovery is so powerful, we do not believe that the portfolio should be extremely defensive in positioning.

•  Macro-micro tug of war.  The years 2014-2017 were a period of big macro gains for India, over which current account deficits, fiscal deficits and inflation made big improvements. However, the bottom-up environment, i.e. the micro, stayed insipid because of the challenges posed by Demonetization and GST. Now the reverse is playing out, with the macro turning a bit worse, not alarmingly, but with the micro environment looking much more upbeat. We think the micro uptick and earnings narrative would triumph and hence the domestic-oriented positioning of the portfolio. We also believe that an inward-looking portfolio with strong domestic themes is where our convictions lie in the current environment of deglobalization and trade wars.

•  Our style tends to be highly active and concentrated. We do not believe in half weights or index weighting companies we do not like; we would rather not own them. As a result, we did not own the top five MSCI India Index names, which are dominated by information technology companies (whose revenue growth did not fit our growth and return on equity metrics) and a conglomerate whose primary business is refining and petrochemicals, which has performed well amid higher oil prices. However, the conglomerate has sunk over $25 billion into its telecom foray, which we do not see yielding returns given the ongoing price wars in the sector. We have underperformed in the short term because we do not own these large index weights. However, we expect the outperformance of the defensive sectors to be short-lived and we retain our growth convictions.

Sincerely,

John H. Gernon
President and Principal Executive Officer  July 2018

*The MSCI India Index is a free-float adjusted market capitalization weighted index that is designed to measure the performance of the large and mid cap segments of the Indian market. The performance of the Index is calculated in U.S. dollars and assumes reinvestment of net dividends. It is not possible to invest directly in an index.

Morgan Stanley India Investment Fund, Inc.

June 30, 2018

Portfolio of Investments (unaudited)

	Shares	Value (000)
Common Stocks (103.7%)
Aerospace & Defense (1.4%)
Bharat Electronics Ltd.	3,679,855	$5,835
Air Freight & Logistics (0.9%)
Allcargo Logistics Ltd.	2,231,821	3,445
Auto Components (4.7%)
Balkrishna Industries Ltd.	283,781	4,314
Motherson Sumi Systems Ltd.	3,597,728	14,949
		19,263
Automobiles (6.9%)
Bajaj Auto Ltd.	301,806	12,379
Maruti Suzuki India Ltd.	123,715	15,936
		28,315
Banks (17.9%)
HDFC Bank Ltd.	331,174	10,344
HDFC Bank Ltd. ADR	134,224	14,096
ICICI Bank Ltd.	5,589,753	22,468
IndusInd Bank Ltd.	928,609	26,188
		73,096
Capital Markets (3.9%)
IIFL Holdings Ltd.	1,135,126	11,104
Multi Commodity Exchange of India Ltd.	468,330	4,997
		16,101
Chemicals (1.4%)
SH Kelkar & Co. Ltd.	1,737,398	5,654
Construction & Engineering (4.7%)
Larsen & Toubro Ltd.	626,828	11,665
Voltas Ltd.	993,558	7,596
		19,261
Construction Materials (6.4%)
Ramco Cements Ltd. (The)	1,235,984	12,671
Shree Cement Ltd.	59,398	13,485
		26,156
Diversified Financial Services (4.4%)
L&T Finance Holdings Ltd.	8,110,331	17,951
	Shares	Value (000)
Electronic Equipment, Instruments & Components (1.2%)
Redington India Ltd.	3,092,175	$4,940
Gas Utilities (8.8%)
GAIL India Ltd.	2,672,582	13,272
Indraprastha Gas Ltd.	6,132,236	22,761
		36,033
Information Technology Services (6.6%)
Cognizant Technology Solutions Corp., Class A	181,800	14,360
Persistent Systems Ltd.	1,064,977	12,613
		26,973
Machinery (11.5%)
Ashok Leyland Ltd.	11,217,001	20,596
Eicher Motors Ltd.	63,185	26,366
		46,962
Media (4.6%)
Zee Entertainment Enterprises Ltd.	2,357,046	18,713
Oil, Gas & Consumable Fuels (7.1%)
Bharat Petroleum Corp., Ltd.	2,186,214	11,912
Petronet LNG Ltd.	5,280,221	16,893
		28,805
Personal Products (3.6%)
Emami Ltd.	583,500	4,506
Marico Ltd.	2,106,912	10,199
		14,705
Pharmaceuticals (4.2%)
Eris Lifesciences Ltd. (a)	902,776	9,026
Natco Pharma Ltd.	687,584	8,086
		17,112
Thrifts & Mortgage Finance (2.5%)
LIC Housing Finance Ltd.	1,516,423	10,373
Transportation Infrastructure (1.0%)
Gateway Distriparks Ltd.	1,522,271	3,950
TOTAL COMMON STOCKS (Cost $339,174)		423,643

The accompanying notes are an integral part of the financial statements.

Morgan Stanley India Investment Fund, Inc.

June 30, 2018

Portfolio of Investments (unaudited) (cont'd)

	Shares	Value (000)
SHORT-TERM INVESTMENT (0.5%)
Investment Company (0.5%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note E) (Cost $2,057)	2,057,170	$2,057
TOTAL INVESTMENTS (104.2%) (Cost $341,231) (b)		425,700
LIABILITIES IN EXCESS OF OTHER ASSETS (-4.2%)		(17,062)
NET ASSETS (100.0%)		$408,638

(a)  Non-income producing security.

(b)  At June 30, 2018, the aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is approximately $118,771,000 and the aggregate gross unrealized depreciation is approximately $34,302,000, resulting in net unrealized appreciation of approximately $84,469,000.

ADR  American Depositary Receipt.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	37.4%
Banks	17.2
Machinery	11.0
Gas Utilities	8.5
Oil, Gas & Consumable Fuels	6.8
Automobiles	6.7
Information Technology Services	6.3
Construction Materials	6.1
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley India Investment Fund, Inc.

June 30, 2018

Financial Statements

Statement of Assets and Liabilities	June 30, 2018 (unaudited) (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $339,174)	$423,643
Investment in Security of Affiliated Issuer, at Value (Cost $2,057)	2,057
Total Investments in Securities, at Value (Cost $341,231)	425,700
Foreign Currency, at Value (Cost $15,773)	15,462
Dividends Receivable	227
Tax Reclaim Receivable	181
Receivable from Affiliate	3
Other Assets	12
Total Assets	441,585
Liabilities:
Dividends Declared	31,607
Payable for Advisory Fees	417
Deferred Capital Gain Country Tax	341
Payable for Directors' Fees and Expenses	211
Payable for Professional Fees	198
Payable for Custodian Fees	132
Payable for Administration Fees	11
Payable for Stockholder Servicing Agent Fees	1
Other Liabilities	29
Total Liabilities	32,947
Net Assets
Applicable to 13,915,598 Issued and Outstanding $0.01 Par Value Shares (100,000,000 Shares Authorized)	$408,638
Net Asset Value Per Share	$29.37
Net Assets Consist of:
Common Stock	$139
Paid-in-Capital	277,140
Distributions in Excess of Net Investment Income	(1,666)
Accumulated Undistributed Net Realized Gain	49,648
Unrealized Appreciation (Depreciation) on:
Investments (Net of $308 of Deferred Capital Gain Country Tax)	83,751
Foreign Currency Translation	(374)
Net Assets	$408,638

The accompanying notes are an integral part of the financial statements.

Morgan Stanley India Investment Fund, Inc.

June 30, 2018

Financial Statements (cont'd)

Statement of Operations	Six Months Ended June 30, 2018 (unaudited) (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers	$1,711
Dividends from Security of Affiliated Issuer (Note E)	18
Total Investment Income	1,729
Expenses:
Advisory Fees (Note B)	2,697
Custodian Fees (Note D)	238
Administration Fees (Note C)	196
Professional Fees	163
Directors' Fees and Expenses	33
Stockholder Reporting Expenses	23
Stockholder Servicing Agent Fees	4
Other Expenses	60
Total Expenses	3,414
Waiver of Administration Fees (Note C)	(125)
Rebate from Morgan Stanley Affiliate (Note E)	(2)
Net Expenses	3,287
Net Investment Loss	(1,558)
Realized Gain:
Investments Sold (Net of $32 of Capital Gain Country Tax)	49,945
Foreign Currency Translation	27
Net Realized Gain	49,972
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Decrease in Deferred Capital Gain Country Tax of $5,966)	(129,048)
Foreign Currency Translation	(561)
Net Change in Unrealized Appreciation (Depreciation)	(129,609)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	(79,637)
Net Decrease in Net Assets Resulting from Operations	$(81,195)

The accompanying notes are an integral part of the financial statements.

Morgan Stanley India Investment Fund, Inc.

June 30, 2018

Financial Statements (cont'd)

Statements of Changes in Net Assets	Six Months Ended June 30, 2018 (unaudited) (000)	Year Ended December 31, 2017 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$(1,558)	$(1,399)
Net Realized Gain	49,972	97,619
Net Change in Unrealized Appreciation (Depreciation)	(129,609)	89,585
Net Increase (Decrease) in Net Assets Resulting from Operations	(81,195)	185,805
Distributions from and/or in Excess of:
Net Investment Income	(331)	—
Net Realized Gain	(31,276)	(71,938)
Total Distributions	(31,607)	(71,938)
Capital Share Transactions:
Repurchase of Shares (325,389 and 177,133 shares)	(9,969)	(5,789)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(9,969)	(5,789)
Total Increase (Decrease)	(122,771)	108,078
Net Assets:
Beginning of Period	531,409	423,331
End of Period (Including Distributions in Excess of Net Investment Income and Accumulated Undistributed Net Investment Income of $(1,666) and $223, respectively)	$408,638	$531,409

The accompanying notes are an integral part of the financial statements.

Morgan Stanley India Investment Fund, Inc.

June 30, 2018

Financial Highlights

Selected Per Share Data and Ratios

	Six Months Ended June 30, 2018		Year Ended December 31,
	(unaudited)		2017		2016(1)		2015		2014		2013
Net Asset Value, Beginning of Period	$37.32		$29.36		$29.07		$29.23		$20.08		$20.79
Net Investment Loss(2)	(0.11)		(0.10)		(0.08)		(0.16)		(0.08)		(0.07)
Net Realized and Unrealized Gain (Loss)	(5.66)		13.06		1.36		(0.06)		9.13		(0.78)
Total from Investment Operations	(5.77)		12.96		1.28		(0.22)		9.05		(0.85)
Distributions from and/or in excess of:
Net Investment Income	(0.02)		—		—		—		—		—
Net Realized Gain	(2.25)		(5.05)		(1.14)		(0.04)		—		—
Total Distributions	(2.27)		(5.05)		(1.14)		(0.04)		—		—
Anti-Dilutive Effect of Share Repurchase Program	0.09		0.05		0.15		0.10		0.10		0.11
Anti-Dilutive Effect of Tender Offer	—		—		—		—		—		0.03
Net Asset Value, End of Period	$29.37		$37.32		$29.36		$29.07		$29.23		$20.08
Per Share Market Value, End of Period	$25.90		$33.15		$25.62		$25.47		$26.88		$17.48
TOTAL INVESTMENT RETURN:(3)
Market Value	(15.17	)%(6)	48.83%		4.85%		(5.08)%		53.78%		(5.67)%
Net Asset Value	(14.55	)%(6)	46.21%		5.28%		(0.37)%		45.57%		(3.42)%
RATIOS, SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)	$408,638		$531,409		$423,331		$434,641		$449,985		$321,139
Ratio of Expenses to Average Net Assets(8)	1.34	%(4)(7)	1.39	%(4)	1.38	%(4)	1.36	%(4)	1.44	%(4)	1.43	%(4)
Ratio of Net Investment Loss to Average Net Assets(8)	(0.63	)%(4)(7)	(0.27	)%(4)	(0.27	)%(4)	(0.52	)%(4)	(0.31	)%(4)	(0.37	)%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(5)(7)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)
Portfolio Turnover Rate	18	%(6)	47%		16%		47%		16%		46%
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived by Administrator
Ratio of Expenses to Average Net Assets	1.39	%(7)	1.44%		1.44%		1.41%		1.49%		1.48%
Ratio of Net Investment Loss to Average Net Assets	(0.68	)%(7)	(0.32)%		(0.33)%		(0.57)%		(0.36)%		(0.42)%

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of the Fund. The Ratio of Expenses to Average Net Assets would have been 0.01% higher and the Ratio of Net Investment Loss to Average Net Assets would have been 0.01% lower had the Custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a stockholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund. Total returns are based upon the market value and net asset value on the last business day of each period.

(4)  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Amount is less than 0.005%.

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley India Investment Fund, Inc.

June 30, 2018

Notes to Financial Statements (unaudited)

The Morgan Stanley India Investment Fund, Inc. (the "Fund") was incorporated in Maryland on December 22, 1993, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "Act"). The Fund applies investment company accounting and reporting guidance. The adviser, Morgan Stanley Investment Management Inc. (the "Adviser"), and sub-adviser, Morgan Stanley Investment Management Company (the "Sub-Adviser"), seek long-term capital appreciation through investments primarily in equity securities of Indian issuers.

A.  Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Fund's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (4) when market quotations are not readily available, including circumstances under which the Adviser or Sub-Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange

Morgan Stanley India Investment Fund, Inc.

June 30, 2018

Notes to Financial Statements (unaudited) (cont'd)

("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

  The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Fund's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

  The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value

Morgan Stanley India Investment Fund, Inc.

June 30, 2018

Notes to Financial Statements (unaudited) (cont'd)

of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

  The following is a summary of the inputs used to value the Fund's investments as of June 30, 2018:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$5,835	$—	$—	$5,835
Air Freight & Logistics	3,445	—	—	3,445
Auto Components	19,263	—	—	19,263
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets: (cont'd)
Common Stocks (cont'd)
Automobiles	$28,315	$—	$—	$28,315
Banks	62,752	10,344	—	73,096
Capital Markets	16,101	—	—	16,101
Chemicals	5,654	—	—	5,654
Construction & Engineering	19,261	—	—	19,261
Construction Materials	26,156	—	—	26,156
Diversified Financial Services	17,951	—	—	17,951
Electronic Equipment, Instruments & Components	4,940	—	—	4,940
Gas Utilities	36,033	—	—	36,033
Information Technology Services	26,973	—	—	26,973
Machinery	46,962	—	—	46,962
Media	18,713	—	—	18,713
Oil, Gas & Consumable Fuels	28,805	—	—	28,805
Personal Products	14,705	—	—	14,705
Pharmaceuticals	17,112	—	—	17,112
Thrifts & Mortgage Finance	10,373	—	—	10,373
Transportation Infrastructure	3,950	—	—	3,950
Total Common Stocks	413,299	10,344	—	423,643
Short-Term Investment
Investment Company	2,057	—	—	2,057
Total Assets	$415,356	$10,344	$—	$425,700

Morgan Stanley India Investment Fund, Inc.

June 30, 2018

Notes to Financial Statements (unaudited) (cont'd)

  Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of June 30, 2018, securities with a total value of approximately $354,433,000 transferred from Level 2 to Level 1. Securities that were valued using other significant observable inputs at December 31, 2017 were valued using unadjusted quoted prices at June 30, 2018. At December 31, 2017, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in Indian rupees are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

  Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

  Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency forward exchange contracts, disposition of foreign currency, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in investments and foreign currency translations in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

  A significant portion of the Fund's net assets consist of Indian securities which involve certain considerations and risks not typically associated with investments in the United States. In addition to its smaller size, less liquidity and greater volatility, the Indian securities market is less developed than the U.S. securities market and there is often substantially less publicly available information about Indian issuers than there is about U.S. issuers. Settlement mechanisms are also less developed and are accomplished, in certain cases, only through physical delivery, which may cause the Fund to experience delays or other difficulties in effecting transactions.

4.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

5.  Dividends and Distributions to Stockholders: Dividends and distributions to stockholders are recorded on the ex-dividend date. Dividends from net investment

Morgan Stanley India Investment Fund, Inc.

June 30, 2018

Notes to Financial Statements (unaudited) (cont'd)

income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

6.  Other: Security transactions are accounted for on the date the securities are purchased or sold. Investments in new Indian securities are made by making applications in the public offerings. The issue price, or a portion thereof, is paid at the time of application and reflected as share application money on the Statement of Assets and Liabilities, if any. Upon allotment of the securities, this amount plus any remaining amount of issue price is recorded as cost of investments. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis, if any. Dividend income and distributions are recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes.

B.  Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, calculated weekly and payable monthly, at an annual rate of 1.10% of the Fund's average weekly net assets.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Adviser, a wholly-owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Fund with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

C.  Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average weekly net assets. The Adviser has agreed to limit the administration fee through a waiver so that it will be no greater than the previous administration fee of 0.02435% of the Fund's average weekly net assets plus $24,000 per annum. This waiver may be terminated at any time. For the six months ended June 30, 2018, approximately $125,000 of administration fees were waived pursuant to this arrangement.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D.  Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

E.  Security Transactions and Transactions with Affiliates: For the six months ended June 30, 2018, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments, were approximately $88,452,000 and $147,925,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the six months ended June 30, 2018.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Government Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the six months ended June 30, 2018, advisory fees paid were reduced by approximately $2,000 relating to the Fund's investment in the Liquidity Funds.

Morgan Stanley India Investment Fund, Inc.

June 30, 2018

Notes to Financial Statements (unaudited) (cont'd)

A summary of the Fund's transactions in shares of the Liquidity Funds during the six months ended June 30, 2018 is as follows:

Affiliated Investment Company	Value December 31, 2017 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$2,011	$69,463	$69,417	$18
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value June 30, 2018 (000)
Liquidity Funds	$—	$—	$2,057

During the six months ended June 30, 2018, the Fund incurred approximately $10,000 in brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser/Administrator, for portfolio transactions executed on behalf of the Fund.

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the six months ended June 30, 2018, the Fund did not engage in any cross-trade transactions.

F.  Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2017, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2017 and 2016 was as follows:

2017 Distributions Paid From:		2016 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$5,055	$66,883	$—	$16,630

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Morgan Stanley India Investment Fund, Inc.

June 30, 2018

Notes to Financial Statements (unaudited) (cont'd)

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and basis adjustments on certain equity securities designated as issued by passive foreign investment companies, resulted in the following reclassifications among the components of net assets at December 31, 2017:

Accumulated Undistributed Net Investment Income (000)	Accumulated Undistributed Net Realized Gain (000)	Paid-in- Capital (000)
$3,477	$(3,477)	$—

At December 31, 2017, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$770	$30,837

G.  Other: Future economic and political developments in India could adversely affect the liquidity or value, or both, of securities in which the Fund is invested. In addition, the Fund's ability to hedge its currency risk is limited and accordingly, the Fund may be exposed to currency devaluation and other exchange rate fluctuations.

As permitted by the Fund's offering prospectus, on August 10, 1998, the Fund commenced a share repurchase program for purposes of enhancing stockholder value and reducing the discount at which the Fund's shares trade from their NAV. During the six months ended June 30, 2018, the Fund repurchased 325,389 of its shares at an average discount of 11.14% from NAV. Since the inception of the program, the Fund has repurchased 12,224,074 of its shares at an average discount of 21.40% from NAV. The Directors regularly monitor the Fund's share repurchase program as part of their review and consideration of the Fund's premium/discount history. The

Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Directors. You can access information about the monthly share repurchase results through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

At June 30, 2018, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 22.6%.

H.  Results of Annual Meeting of Stockholders: On June 21, 2018, an annual meeting of the Fund's stockholders was held for the purpose of voting on the following matter, the results of which were as follows:

Election of Directors by all stockholders:

	For	Against
Joseph J. Kearns	7,281,326	4,088,547
Patricia Maleski	10,469,297	900,576

Morgan Stanley India Investment Fund, Inc.

June 30, 2018

Notes to Financial Statements (unaudited) (cont'd)

For More Information About Portfolio Holdings

The Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund's second and fourth fiscal quarters. The semi-annual reports and the annual reports are filed electronically with the SEC on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to Fund stockholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the Fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to stockholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1(800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, the Fund makes portfolio holdings information available by providing the information on its public website, www.morganstanley.com/im. The Fund provides a complete schedule of portfolio holdings on the public website on a monthly basis at least 15 calendar days after month end and under other conditions as described in the Fund's policy on portfolio holdings disclosure. You may obtain copies of the Fund's monthly website postings by calling toll free 1(800) 231-2608.

Proxy Voting Policy and Procedures and Proxy Voting Record

A copy of (1) the Fund's policies and procedures with respect to the voting of proxies relating to the Fund's portfolio securities; and (2) how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, is available without charge, upon request, by calling toll free 1(800) 231-2608 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's web site at www.sec.gov.

Morgan Stanley India Investment Fund, Inc.

June 30, 2018

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board reviewed similar information and factors regarding the Sub-Adviser, to the extent applicable. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Administrator under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. (The Adviser, Sub-Adviser and Administrator together are referred to as the "Adviser" and the advisory, sub-advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as prepared by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as prepared by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2017, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was better than its peer group average for the one-, three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as prepared by Broadridge. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. The Board noted that while the Fund's management fee was lower than its peer group average, its total expense ratio was higher than but close to its peer group average. After discussion, the Board concluded that the Fund's (i) performance was competitive with its peer group average and (ii) management fee and total expense ratio were competitive with its peer group averages.

Morgan Stanley India Investment Fund, Inc.

June 30, 2018

Investment Advisory Agreement Approval (unaudited) (cont'd)

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which does not include breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board considered that, with respect to closed-end funds, the assets are not likely to grow with new sales or grow significantly as a result of capital appreciation. The Board concluded that economies of scale for the Fund were not a factor that needed to be considered at the present time.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

Morgan Stanley India Investment Fund, Inc.

June 30, 2018

Investment Advisory Agreement Approval (unaudited) (cont'd)

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

Morgan Stanley India Investment Fund, Inc.

June 30, 2018

Portfolio Management (unaudited)

The Fund is managed within the Emerging Markets Equity team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund's Portfolio are Ashutosh Sinha, a Managing Director of the Sub-Adviser, and Ruchir Sharma, a Managing Director of the Adviser.

Mr. Sinha has been most recently associated with the Sub-Adviser in an investment management capacity since March 2011 and began managing the Fund in May 2012. Mr. Sinha founded and served as the managing partner of Amoeba Capital Partners, Pte (from April 2006 to February 2011). He was previously associated with the Sub-Adviser in an investment management capacity from 1995 to 2006. Mr. Sharma has been associated with the Adviser in an investment management capacity since 1996 and began managing the Fund in January 2001.

In rendering investment advisory services to the Fund, the Adviser uses the portfolio management, research and other resources of a foreign (non-U.S.) affiliate of MSIM Company that is not registered under the Investment Advisers Act of 1940, as amended, and may provide services to the Fund through a "participating affiliate" arrangement, as that term is used in relief granted by the staff of the SEC allowing U.S. registered investment advisers to use portfolio management or research resources of advisory affiliates subject to the regulatory supervision of the registered investment adviser.

Morgan Stanley India Investment Fund, Inc.

June 30, 2018

Investment Policy (unaudited)

Derivatives

The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. A derivative is a financial instrument whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. In addition, proposed regulatory changes by the Securities and Exchange Commission ("SEC") relating to a mutual fund's use of derivatives could potentially limit or impact the Fund's ability to invest in derivatives and adversely affect the value or performance of the Fund or its derivative investments.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objective, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund may use and their associated risks:

Foreign Currency Forward Exchange Contracts. In connection with its investments in foreign securities, the Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. The Fund may also invest in non-deliverable foreign currency forward exchange contracts ("NDFs"). NDFs are similar to other foreign currency forward exchange contracts, but do not require or permit physical delivery of currency upon settlement. Instead, settlement is made in cash based on the difference between the contracted exchange rate and the spot foreign exchange rate at settlement. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency and proxy hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those

Morgan Stanley India Investment Fund, Inc.

June 30, 2018

Investment Policy (unaudited) (cont'd)

securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk that such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that currency contracts create exposure to currencies in which the Fund's securities are not denominated. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

Futures. A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase or decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has open positions in the futures contract.

Structured Investments. The Fund also may invest a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Fund will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Fund is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Fund's illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities.

Special Risks Related to Cyber Security

The Fund and its service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems; compromises to networks or devices that the Fund and its service providers use to service the Fund's operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers. Cyber attacks against or security breakdowns of the Fund or its service providers may adversely impact the Fund and its stockholders, potentially resulting in, among other things, financial losses; the inability of Fund stockholders to transact

Morgan Stanley India Investment Fund, Inc.

June 30, 2018

Investment Policy (unaudited) (cont'd)

business and the Fund to process transactions; inability to calculate the Fund's NAV; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Fund may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which the Fund invests, which may cause the Fund's investment in such issuers to lose value. There can be no assurance that the Fund or its service providers will not suffer losses relating to cyber attacks or other information security breaches in the future.

Foreign and Emerging Market Securities

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. The value of the Fund's shares may vary widely in response to political and economic factors affecting companies in foreign countries. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions.

Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate the Fund's ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the Fund's investments in such securities harder to value. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, its portfolio may be harder to value. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries. In addition, the Fund's investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates.

Morgan Stanley India Investment Fund, Inc.

June 30, 2018

Investment Policy (unaudited) (cont'd)

Determination of NAV

The Fund determines the NAV per share as of the close of the NYSE (normally 4:00p.m. Eastern time) on each day that the NYSE is open for business. Shares generally will not be priced on days that the NYSE is closed. If the NYSE is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the Fund reserves the right to treat such day as a business day and calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day, so long as the Adviser believes there generally remains an adequate market to obtain reliable and accurate market quotations. The Fund may elect to price its shares on days when the NYSE is closed but the primary securities markets on which the Fund's securities trade remain open.

Morgan Stanley India Investment Fund, Inc.

June 30, 2018

Dividend Reinvestment and Cash Purchase Plan (unaudited)

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the Plan), each stockholder will be deemed to have elected, unless Computershare Trust Company, N.A. (the Plan Agent) is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

Dividend and capital gain distributions (Distributions) will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value or, if net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a Distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

The Plan Agent's fees for the reinvestment of a Distribution will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although stockholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder's name and held for the account of beneficial owners who are participating in the Plan.

Stockholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and stockholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

Morgan Stanley India Investment Fund, Inc.
Computershare Trust Company, N.A.
P.O. Box 30170
College Station, Texas 77842
1 (800) 231-2608

Morgan Stanley India Investment Fund, Inc.

June 30, 2018

Privacy Notice (unaudited)

Morgan Stanley Investment Management Inc.
An Important Notice Concerning Our U.S. Privacy Policy

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information.''

1. What Personal Information Do We Collect About You?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

Morgan Stanley India Investment Fund, Inc.

June 30, 2018

Privacy Notice (unaudited) (cont'd)

2. When Do We Disclose Personal Information We Collect About You?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies. We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Non-affiliated Third Parties. We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to non-affiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit the Sharing of Certain Types of Personal Information With Other Morgan Stanley Companies?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5. How Can You Limit the Use of Certain Types of Personal Information By Other Morgan Stanley Companies for Marketing?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your

Morgan Stanley India Investment Fund, Inc.

June 30, 2018

Privacy Notice (unaudited) (cont'd)

income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 231-2608
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  Computershare Trust Company, N.A.
c/o Privacy Coordinator
P.O. Box 30170
College Station, Texas 77842

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7. What If an Affiliated Company Becomes a Non-affiliated Third Party?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

Morgan Stanley India Investment Fund, Inc.

June 30, 2018

Privacy Notice (unaudited) (cont'd)

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

Computershare Trust Company, N.A.
c/o Privacy Coordinator
P.O. Box 30170
College Station, Texas 77842

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to non-affiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

Item 2.  Code of Ethics.

Not applicable for semiannual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semiannual reports.

Item 6.

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semiannual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to annual reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

REGISTRANT PURCHASE OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
January 2018	—		N/A	N/A
February 2018	24,228		N/A	N/A
March 2018	89,953		N/A	N/A
April 2018	117,788		N/A	N/A
May 2018	54,729		N/A	N/A
June 2018	38,691		N/A	N/A
Total	325,389	$30.61	N/A	N/A

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) Code of Ethics — Not applicable for semiannual reports.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley India Investment Fund, Inc.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
August 21, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
August 21, 2018

/s/ Francis Smith
Francis Smith
Principal Financial Officer
August 21, 2018